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EXHIBIT 10.82

                               KANAKARIS WIRELESS
                              3303 HARBOR BOULEVARD
                                    SUITE F-3
                          COSTA MESA, CALIFORNIA 92626
                                 (714) 444-0530






                                                              January 9, 2002


Bank Insinger de Beaufort Safe Custody NV
Bristol Investment Fund, Ltd.
Bristol Capital, LLC
Paul Kessler
c/o Bristol Capital, LLC
6363 Sunset Boulevard
Fifth Floor
Hollywood, California  90023

                  Re:      KANAKARIS WIRELESS (THE "COMPANY") -
                           AMENDMENT OF DEBENTURES AND WARRANTS
                           ------------------------------------

Ladies and Gentlemen:

         This letter will set forth the agreement of the parties hereto to (i) amend the conversion price of a certain 10% Convertible Debenture due May 1, 2002 which was issued by the Company to Bank Insinger de Beaufort Safe Custody NV ("Bank Insinger") in April 2000 (the "Debenture") and (ii) amend the exercise price and extend the exercise period of certain warrants to purchase shares of the Company's Common Stock, par value $0.001 per share, which were issued by the Company to each of Bank Insinger, Bristol Investment Fund, Ltd. and Bristol Capital, LLC as set forth on SCHEDULE A attached hereto (collectively, the "Warrants"); and (iii) amend the exercise price and extend the exercise period of 500,000 shares issuable upon exercise of the option ("Option") granted by the Company to Paul Kessler as set forth on SCHEDULE A attached hereto.

         By execution hereof, the parties agree as follows:

         1. AMENDMENT OF CONVERSION PRICE. The Conversion Price of the Debenture shall be amended to be the lesser of (i) the Variable Conversion Price (as defined herein) and (ii) the Fixed Conversion Price (as defined herein) (subject, in each case, to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower's securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The "Variable Conversion Price" shall mean the Applicable Percentage (as defined herein) multiplied by the Market Price (as defined herein). "Market Price" means the average of the lowest three (3) Trading Prices (as defined below) for the Common Stock during the twenty (20) Trading Day period ending one Trading Day prior to the date the Conversion Notice is sent by the Holder to the Borrower via facsimile (the "Conversion Date"). "Trading Price" means, for any


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security as of any date, the intraday trading price on the Over-the-Counter
Bulletin Board (the "OTCBB") as reported by a reliable reporting service mutually acceptable to and hereafter designated by Holders of a majority in interest of the Debentures and the Borrower or, if the OTCBB is not the principal trading market for such security, the intraday trading price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no intraday trading price of such security is available in any of the foregoing manners, the average of the intraday trading prices of any market makers for such security that are listed in the "pink sheets" by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Borrower and the holders of a majority in interest of the Debentures being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Debentures. "Trading Day" shall mean any day on which the Common Stock is traded for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. "Applicable Percentage" shall mean 50.0%. The "Fixed Conversion Price" shall mean $.055.

         2. AMENDMENT OF EXERCISE PRICE OF WARRANTS. The exercise price of the Warrants is hereby amended to equal the three (3) lowest Trading Prices during the twenty (20) Trading Days prior to exercise, discounted by 50%.

         3. EXTENSION OF EXERCISE PERIOD OF WARRANTS. The Warrants are hereby amended to be exercisable at any time prior to the seventh (7th) anniversary of the date of the original issuance of such Warrant.

         4. AMENDMENT OF EXERCISE PRICE OF OPTION. The exercise price of the Option is hereby amended to equal the three (3) lowest Trading Prices during the twenty (20) Trading Days prior to exercise, discounted by 50%.

         5. EXTENSION OF EXERCISE PERIOD OF OPTION. The Option is hereby amended to be exercisable at any time prior to the seventh (7th) anniversary of the date of the original issuance of the Option.

         6. REGISTRATION RIGHTS. The Common Stock of the Company held by each of the undersigned shall be entitled to registration rights as set forth in that certain Registration Rights Agreement by and between the Company and Bank Insinger of even date herewith.



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         7. ANTI-DILUTION. Neither the issuance to Bank Insinger of the 12%
convertible debentures of the Company, the warrants to purchase shares of common stock of the Company and/or the shares of common stock underlying such debentures and warrants, pursuant to the terms of that certain Securities Purchase Agreement dated of even date herewith, nor the amendments to the Debenture, Warrants and Option contained in this letter agreement, shall be considered dilutive issuances under the Debenture, Warrants or Option or under any and all other debentures, warrants or options issued by the Company to Bank Insinger, Bristol Investment Fund, Ltd., Bristol Capital, LLC or Paul Kessler prior to the date of this letter agreement, and neither shall trigger any adjustment in the exercise or conversion price of and number of shares underlying any such debenture, warrant or option other than the adjustments specifically described in paragraphs 1, 2 and 4 above.

         8. The Company agrees to take any and all action reasonably requested by the undersigned to effect the purposes of this letter, including without limitation execution of revised convertible debentures, warrants or options consistent with the amendments agreed to in this letter.

                  Please signify your agreement with the foregoing by signing this letter where indicated and returning it to the undersigned.





                            [Signature Page Follows]









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                                            Sincerely,

                                            KANAKARIS WIRELESS



                                            /S/ ALEX F. KANAKARIS
                                            ------------------------------------
                                            Alex F. Kanakaris
                                            Chairman and Chief Executive Officer
ACCEPTED AND AGREED:

BANK INSINGER DE BEAUFORT
      SAFE CUSTODY NV


By: /S/ ROB MOOIJ
    ----------------------------------------
     Rob Mooij
     Director


BRISTOL INVESTMENT FUND, LTD.



By: /S/ PAUL KESSLER
    ----------------------------------------
     Paul Kessler
     Director


BRISTOL CAPITAL, LLC




By: /S/ PAUL KESSLER
    ----------------------------------------
     Paul Kessler
     Manager




/S/ PAUL KESSLER
--------------------------------------------
Paul Kessler






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                                  SCHEDULE A
                                  ----------



---------------------------------------- --------------------------------------
                HOLDER                                ISSUE DATE
---------------------------------------- --------------------------------------
Bank Insinger de Beaufort                               2/4/00
Safe Custody NV                                         4/13/00
NV                                                      5/2/01

---------------------------------------- --------------------------------------
Bristol Investment Fund, Ltd.                           1/5/01


---------------------------------------- --------------------------------------
Bristol Capital, LLC                                    4/13/00

---------------------------------------- --------------------------------------
Paul Kessler                                            9/26/00

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